UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 27, 2009

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34542	86-0891931
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 93 West Xinsong Road
Kaifeng City, Henan Province
People’s Republic of China 475002
(Address of Principal Executive Offices)

(+86) 378-292-5211
Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.         Entry into a Material Definitive Agreement

On December 27, 2009, China Valves Technology, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with a certain purchaser (the "Purchaser") pursuant to which the Company will sell a total of 333,334 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock"), for an aggregate purchase price of $3,000,006.00 (the "Purchase Price"). The Shares are priced at $9.00 per share. The Purchaser will also receive a warrant to purchase an aggregate of 50,000 shares (the "Warrant Shares") of Common Stock (subject to adjustment in certain circumstances) at an exercise price of $9.00 (the "Warrant"). The Warrant is exercisable for 30 days beginning on the date of the initial issuance of the Warrant. The Shares and the Warrant Shares are to be sold pursuant to a shelf registration statement (the "Registration Statement") declared effective by the Securities and Exchange Commission (the "SEC") on December 14, 2009. A prospectus supplement related to the offering will be filed with the SEC and delivered to the Purchaser. The transaction closed on December 28, 2009.

Also, on December 27, 2009, the Company entered into a placement agency agreement (the "Placement Agency Agreement") with Rodman & Renshaw, LLC (the "Placement Agent") in which the Placement Agent agreed to act as placement agent in connection with this offering. The Placement Agent has no obligation to buy any securities from the Company.

The foregoing description of the Warrant, the Securities Purchase Agreement, and the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to such documents. Copies of the forms of Warrant and Securities Purchase Agreement are attached hereto as Exhibits 4.1 and 10.1, respectively, and are incorporated herein by reference. A copy of the Placement Agency Agreement is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

Copies of the opinions of Holland and Hart LLP and Pillsbury Winthrop Shaw Pittman LLP, relating to the legality of the Shares, the Warrant, and the Warrant Shares, and the enforceability of the Warrant, are filed as Exhibits 5.1 and 5.2 to this report and are filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

Item 8.01.         Other Events.

On December 28, 2009, the Company issued a press release announcing the transaction. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit	Description
4.1	Form of Warrant
5.1	Opinion of Holland & Hart LLP
5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP
10.1	Form of Securities Purchase Agreement
10.2	Placement Agency Agreement between the Company and Rodman & Renshaw, LLC, effective as of December 27, 2009
99.1	Press release dated December 28, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Valves Technology, Inc.

Date: December 29, 2009

/s/ Siping Fang
Siping Fang
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
4.1	Form of Warrant
5.1	Opinion of Holland & Hart LLP
5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP
10.1	Form of Securities Purchase Agreement
10.2	Placement Agency Agreement between the Company and Rodman & Renshaw, LLC, effective as of December 27, 2009
99.1	Press release dated December 28, 2009